Goldman Sachs Funds

CORE℠ TAX-MANAGED EQUITY FUND

Semiannual Report June 30, 2001

Form 1040
Label
(See instructions on page 18.)
LABE

Long-term

after-tax

growth of capital

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Market Overview

Dear Shareholder,

Despite a strong showing during the second quarter of 2001, the overall equity market declined during the six-month reporting period. A weakening economy, falling corporate profits and the increased threat of a recession all took their toll on U.S. stock prices.

Economic Review

During the reporting period, economic activity in the U.S. has declined sharply. Initially, this took the form of weaker production, higher unemployment claims and lower consumer confidence. This information triggered the Federal Reserve Board (the “Fed”) to switch gears and officially move from a “tightening” to an “easing” bias as the reporting period began.

In January 2001, the Fed began a series of rapid interest rate cuts to reverse the economic slowdown. It began with an unexpected 50 basis point cut on January 3, 2001, and this unusual move was followed up by five additional easings during the period. This aggressive action, totaling 275 basis points of cuts in less than six months, demonstrated the Fed’s commitment to stimulate economic growth. In fact, during the 1990-91 recession, it took the Fed 17 months to lower rates a comparable amount.

Market Review

The weakness in the U.S. equity market that prevailed in 2000 continued unabated in the first quarter of 2001. During that time, the S&P 500 Index fell 11.86%, the Russell 2000 Index dropped 6.51% and the Nasdaq Composite plunged 25.51%. Virtually all sectors were flat to down, as investors fled to “safe-havens,” such as fixed income securities.

During the second quarter, the markets reversed course, with the S&P 500 Index rising 5.85%, the Russell 2000 Index leaping 14.41% and the Nasdaq Composite soaring 17.40%. Investor optimism grew, as concerns over weak corporate earnings slightly subsided. While companies continued to experience a sluggish business environment, this atmosphere did not deter stock prices. The reason for this was twofold. First, investors assumed that the multiple interest rate cuts would spur corporate investment in the near future. Second, investors had already anticipated negative earnings news and much of this was already reflected in the price of stocks.

In summary, the market gyrations we have experienced continue to emphasize the importance of maintaining a long-term approach with your investments. We also urge you to consult with your financial advisor during periods of extreme volatility. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management
July 12, 2001

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

What Differentiates Goldman Sachs
CORE Tax Management Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs CORE Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs’ CORE investment Process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, CORE is enhanced with an additional layer that seeks to maximize after-tax returns.

Step 1: Quantitative Analysis	Step 2: Qualitative Analysis
Comprehensive Rigorous Objective	Extensive Fundamental Insightful
Advantage: Daily analysis of approximately 3,000 U.S. equity securities using a proprietary model

Benchmark driven Sector and size neutral Tax Optimized
This additional layer is built into the existing CORE investment process – a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of CORE seeks to maximize after-tax returns — the true objective of every taxable investor.
Advantage: Value added through stock selection -- not market timing, industry rotation or style bias

A fully invested, style–pure portfolio Broad access to the total U.S. equity market A consistent goal of maximizing after-tax risk-adjusted returns

1

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Fund Basics
as of June 30, 2001

PERFORMANCE REVIEW
December 31, 2000– June 30, 2001	Fund Cumulative Total Return (based on NAV)[1]	Russell 3000 Index[2]

Class A	–6.61%	–6.11%
Class B	–6.86	–6.11
Class C	–6.98	–6.11
Institutional	–6.36	–6.11
Service	–6.72	–6.11

[1] The net asset value represents the net assets of the Class (ex-dividend) divided by the total number of shares of the Class outstanding. The Class’ performance assumes the reinvestment of dividends and other distributions. Total return figures are not annualized. [2] The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any fees or expenses.

STANDARDIZED ANNUAL TOTAL RETURN[3]
For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–19.34%	–19.41%	–16.04%	–14.12%	–14.65%
Since Inception	–17.41	–16.85	–14.25	–13.16	–13.66
(4/3/00)

[3] The Standardized Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Annual Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 6/30/01[4]
Holding		% of Total Net Assets		Line of Business

General Electric Co.		3.2%		Financial Services
Exxon Mobil Corp.		3.2		Energy Resources
Citigroup, Inc.		2.6		Banks
Microsoft Corp.		2.4		Computer Software
International Business Machines, Inc.		2.3		Computer Software
Verizon Communications, Inc.		1.9		Telephone
AOL Time Warner, Inc.		1.7		Internet
Pfizer, Inc.		1.7		Drugs
Bank of America Corp.		1.5		Banks
Intel Corp.		1.4		Semiconductors

[4] The top 10 holdings may not be representative of the Fund’s future investments.

2

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Tax-Managed Equity Fund. This semiannual report covers the six-month period ended June 30, 2001.

Performance Review

Over the six-month period ended June 30, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –6.61%, –6.86%, –6.98%, –6.36% and –6.72%, respectively. These figures compared to the –6.11% total cumulative return of the Fund’s benchmark, the Russell 3000 Index.

The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. The diversification of our models typically adds value, because when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks’ risk characteristics as well as their expected returns.

The Fund’s underperformance versus the benchmark was due largely to unsuccessful stock selection in the Technology sector during the first quarter of 2001. This was mainly the effect of Momentum, which was buffeted by an unprecedented “January effect,” the phenomenon that results in the worst performing stocks of the previous year outperforming the top performers in the January following. However, stock selection in Technology improved in the second quarter, with returns to the Fund’s holdings up significantly in absolute terms and essentially flat with those in the benchmark for the period. In addition, the Fund’s stocks in other sectors, particularly in Energy and Consumer Non-cyclicals, outperformed their peers in the benchmark considerably over the six-month period.

Of the CORE themes, Profitability, which favors companies with sound fundamentals such as high profit margins and good operating efficiency, was the biggest positive contributor, adding to excess returns for both quarters. Although Momentum rebounded from a big first quarter loss to have a positive second quarter, it was still down for the first half of 2001. Fundamental Research was also disappointing overall, as analysts struggled to keep up with sharp changes in corporate fortunes, and Earnings Quality was also slightly down for the period. Value, however, boosted performance with strong returns during the period.

Portfolio Positioning

The CORE Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers the range from large cap to small cap. In managing the CORE products, we do not take size or sector bets. Rather we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum and high expected growth that also appear to be good values (relative to

3

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Performance Overview (continued)

other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return.

Portfolio Highlights

The Fund’s best relative performers were in the Energy and Consumer Non-cyclical sectors. Some examples of particularly strong holdings included:

  Energy and Oil Refining holdings — Ultramar Diamond Shamrock Corp. (up 54.6%), Amerada Hess (up 11.0%) and USX Marathon Group (up 8.0%).
  Consumer Non-cyclical stocks — Fleming Companies (up 202.7%), Loews Corp (up 25.3%), RJR Tobacco Holdings (up 15.1%) and Delhaize America (up 13.7%).

Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also expect companies that are favored by fundamental research analysts and that have strong profit margins and sustainable earnings to outperform their peers. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York
July 12, 2001

4

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Performance Summary
June 30, 2001 (Unaudited)

The following graph shows the value as of June 30, 2001, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%) of the Goldman Sachs CORE Tax-Managed Equity Fund. For comparative purposes, the performance of the Fund’s benchmark (Russell 3000 Index), with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and sales loads.

CORE Tax-Managed Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, April 3, 2000 to June 30, 2001.

Average Annual Total Return through June 30, 2001	Since Inception	One Year	Six Months (a)

Class A (commenced April 3, 2000)
Excluding sales charges	-13.58%	-14.64%	-6.61%
Including sales charges	-17.41%	-19.34%	-11.75%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	-14.08%	-15.16%	-6.86%
Including contingent deferred sales charges	-16.85%	-19.41%	-11.52%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	-14.25%	-15.20%	-6.98%
Including contingent deferred sales charges	-14.25%	-16.04%	-7.91%

Institutional Class (commenced April 3, 2000)	-13.16%	-14.12%	-6.36%

Service Class (commenced April 3, 2000)	-13.66%	-14.65%	-6.72%

(a)	Not annualized.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%

Airlines – 0.4%
14,900	UAL Corp.	$ 523,735

Alcohol – 0.1%
3,000	Brown-Forman Corp. Class B	191,820

Banks – 9.1%
14,100	BancWest Corp.	485,040
35,900	Bank of America Corp.	2,155,077
11,500	Bank One Corp.	411,700
8,000	BB&T Corp.	293,600
73,967	Citigroup, Inc.	3,908,416
3,800	Comerica, Inc.	218,880
8,700	Commerce Bancorp, Inc.	609,870
2,600	Corus Bankshares, Inc.	156,650
3,900	F&M National Corp.	156,000
5,400	Fifth Third Bancorp	324,270
16,600	First Union Corp.	580,004
11,600	FleetBoston Financial Corp.	457,620
5,600	Greater Bay Bancorp	139,888
2,400	Investors Financial Services Corp.	160,800
5,920	J.P. Morgan Chase & Co.	264,032
2,500	Marshall & Ilsley Corp.	134,750
11,900	Mellon Financial Corp.	547,400
2,100	Northern Trust Corp.	131,250
5,500	PNC Financial Services Group	361,845
14,200	SunTrust Banks, Inc.	919,876
8,538	U.S. Bancorp	194,581
15,800	Wells Fargo & Co.	733,594
2,400	Zions Bancorp	141,600

		13,486,743

Chemicals – 2.1%
3,300	Ashland, Inc.	132,330
2,500	Avery Dennison Corp.	127,625
6,000	Brady Corp.	216,780
5,500	Cabot Corp.	198,110
8,000	Engelhard Corp.	206,320
8,300	Minnesota Mining & Manufacturing Co.	947,030
5,200	Rogers Corp.*	137,800
6,500	Sigma-Aldrich Corp.	251,030
5,100	The Goodyear Tire & Rubber Co.	142,800
17,200	The Scotts Co.*	712,940

		3,072,765

Clothing – 0.2%
4,900	Payless ShoeSource, Inc.*	317,030

Computer Hardware – 2.7%
3,100	Brocade Communications Systems, Inc.*	136,369
33,900	Cisco Systems, Inc.*	616,980
23,800	Dell Computer Corp.*	622,370
34,100	EMC Corp.	990,605
200	Extreme Networks, Inc.*	5,900
8,200	Gateway, Inc.*	134,890
16,900	Hewlett-Packard Co.	483,340
31,900	Ingram Micro, Inc.*	462,231
2,800	Juniper Networks, Inc.*	87,080

Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – (continued)
3,100	Lexmark International, Inc.*	$ 208,475
4,328	Palm, Inc.*	26,271
1,100	RSA Security, Inc.*	34,045
10,200	Sun Microsystems, Inc.*	160,344

		3,968,900

Computer Software – 6.9%
9,200	Activision, Inc.*	361,100
9,700	Adobe Systems, Inc.	455,900
11,400	AremisSoft Corp.*	184,680
4,600	Autodesk, Inc.	171,580
5,100	BEA Systems, Inc.*	156,621
10,800	Computer Associates International, Inc.	388,800
1,810	i2 Technologies, Inc.*	35,838
30,000	International Business Machines, Inc.	3,390,000
2,600	Intuit, Inc.*	103,974
48,400	Microsoft Corp.*	3,533,200
5,500	NCR Corp.*	258,500
600	Network Associates, Inc.*	7,470
3,500	PeopleSoft, Inc.*	172,305
400	Redback Networks, Inc.*	3,568
1,900	Sabre Holdings Corp.	95,000
4,700	Siebel Systems, Inc.*	220,430
6,900	Symantec Corp.*	301,461
6,700	Synopsys, Inc.*	324,213
600	TIBCO Software, Inc.*	7,662
1,000	Vignette Corp.*	8,870

		10,181,172

Construction – 1.3%
2,600	Beazer Homes USA, Inc.*	165,074
4,000	Del Webb Corp.*	154,760
10,600	EMCOR Group, Inc.*	383,190
14,300	Lennar Corp.	596,310
3,700	NVR, Inc.*	547,600
3,200	Pulte Corp.	136,416

		1,983,350

Consumer Durables – 0.3%
4,000	Springs Industries, Inc.	176,400
6,700	The Toro Co.	301,165

		477,565

Defense/Aerospace – 2.0%
10,600	General Dynamics Corp.	824,786
9,500	Honeywell International, Inc.	332,405
4,700	ITT Industries, Inc.	207,975
13,800	Lockheed Martin Corp.	511,290
3,300	Precision Castparts Corp.	123,486
4,700	The Boeing Co.	261,320
9,900	United Technologies Corp.	725,274

		2,986,536

Department Stores – 2.1%
3,700	Costco Wholesale Corp.*	151,996
7,200	Family Dollar Stores, Inc.	184,536

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Department Stores – (continued)
4,400	Federated Department Stores, Inc.*	$ 187,000
20,300	J. C. Penney Co., Inc.	535,108
14,200	KMart Corp.*	162,874
7,800	Kohl’s Corp.*	489,294
27,200	Target Corp.	941,120
10,900	Wal-Mart Stores, Inc.	531,920

		3,183,848

Drugs – 8.4%
1,400	Allergan, Inc.	119,700
29,200	American Home Products Corp.	1,706,448
2,800	AmeriSource Health Corp.*	154,840
21,000	Amgen, Inc.*	1,274,280
8,700	Bergen Brunswig Corp.	167,214
9,100	Bristol-Myers Squibb Co.	475,930
21,002	Cardinal Health, Inc.	1,449,138
3,800	Diagnostic Products Corp.	126,160
1,745	Elan Corp. PLC ADR*	106,445
18,400	Eli Lilly & Co.	1,361,600
2,000	Forest Laboratories, Inc.*	142,000
9,000	Immunex Corp.*	159,750
8,625	IVAX Corp.*	336,375
13,600	McKesson HBOC, Inc.	504,832
23,700	Merck & Co., Inc.	1,514,667
63,100	Pfizer, Inc.	2,527,155
3,700	Pharmacia Corp.	170,015
1,600	Priority Healthcare Corp. Class B*	45,248
4,500	Schering-Plough Corp.	163,080

		12,504,877

Electrical Equipment – 3.9%
6,500	Amphenol Corp.*	260,325
6,000	Anixter International, Inc.*	184,200
8,700	Benchmark Electronics, Inc.*	211,932
5,200	Cabot Microelectronics Corp.*	322,400
4,500	Comverse Technology, Inc.*	256,950
21,200	Jabil Circuit, Inc.*	654,232
7,100	KLA-Tencor Corp.*	415,137
4,300	L-3 Communications Holdings, Inc.*	328,090
48,500	Lucent Technologies, Inc.	300,700
1	McDATA Corp. Class A*	18
33,400	Motorola, Inc.	553,104
12,800	PerkinElmer, Inc.	352,384
4,600	Plexus Corp.*	151,800
16,100	Sanmina Corp.*	376,901
14,000	Scientific-Atlanta, Inc.	568,400
14,700	Solectron Corp.*	269,010
2,300	SPX Corp.*	287,914
3,500	Teradyne, Inc.*	115,850
5,300	Varian, Inc.*	171,190

		5,780,537

Electrical Utilities – 2.2%
6,000	Calpine Corp.*	226,800
1,700	Constellation Energy Group	72,420
6,700	Dominion Resources, Inc.	402,871

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – (continued)
25,900	Dynegy, Inc.	$1,204,350
3,800	Entergy Corp.	145,882
3,850	Exelon Corp.	246,862
25,200	PG&E Corp.	282,240
5,700	Public Service Co. of New Mexico	182,970
15,900	Reliant Energy, Inc.	512,139

		3,276,534

Energy Resources – 4.8%
8,300	Amerada Hess Corp.	670,640
17,200	Conoco, Inc. Class B	497,080
2,600	Devon Energy Corp.	136,500
3,500	Enron Corp.	171,500
54,300	Exxon Mobil Corp.	4,743,105
8,700	Kerr-McGee Corp.	576,549
9,200	Occidental Petroleum Corp.	244,628
3,100	Tosco Corp.	136,555

		7,176,557

Entertainment – 0.8%
20,528	Viacom, Inc. Class B*	1,062,324
9,400	World Wrestling FederationEntertainment Inc.*	129,720

		1,192,044

Environmental Services – 1.2%
11,000	Allied Waste Industries, Inc.*	205,480
4,900	Waste Connections, Inc.*	176,400
44,500	Waste Management, Inc.	1,371,490

		1,753,370

Equity REIT – 1.1%
8,800	AvalonBay Communities, Inc.	411,400
29,600	Equity Office Properties Trust	936,248
2,800	Equity Residential Properties Trust	158,340
1,100	Host Marriott Corp.	13,772
1,100	Vornado Realty Trust	42,944

		1,562,704

Financial Services – 4.8%
28,700	Countrywide Credit Industries, Inc.	1,316,756
3,300	Federal Home Loan Mortage Corp.	231,000
5,300	Federal National Mortgage Assoc.	451,295
98,400	General Electric Co.	4,797,000
9,000	Heller Financial, Inc.	360,000

		7,156,051

Food & Beverage – 2.1%
17,100	Fleming Cos., Inc.	610,470
200	IBP, Inc.	5,050
13,300	PepsiCo, Inc.	587,860
8,100	Ralston Purina Group	243,162
42,800	SYSCO Corp.	1,162,020
2,600	The Coca-Cola Co.	117,000
9,600	The Pepsi Bottling Group, Inc.	384,960

		3,110,522

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Forest – 0.5%
5,800	Chesapeake Corp.	$ 143,550
10,200	Georgia-Pacific Corp. (Timber Group)	364,650
9,800	Pactiv Corp.*	131,320
2,300	Weyerhaeuser Co.	126,431

		765,951

Gas Utilities – 0.2%
12,200	UtiliCorp United, Inc.	372,710

Heavy Electrical – 0.4%
2,000	Emerson Electric Co.	121,000
6,400	Rockwell International Corp.*	243,968
3,300	Woodward Governor Co.	278,355

		643,323

Home Products – 2.3%
7,000	Avon Products, Inc.	323,960
20,000	Colgate-Palmolive Co.	1,179,800
2,500	Kimberly-Clark Corp.	139,750
28,100	The Procter & Gamble Co.	1,792,780

		3,436,290

Hotels – 0.3%
10,300	Argosy Gaming Co.*	285,928
5,100	Crestline Capital Corp.	158,508

		444,436

Industrial Parts – 0.3%
8,800	Hughes Supply, Inc.	208,120
4,222	Tyco International Ltd.	230,099

		438,219

Industrial Services – 0.2%
8,400	Apollo Group, Inc.*	356,580

Information Services – 2.7%
2,700	ADVO, Inc.*	92,205
10,400	Affiliated Computer Services, Inc.*	747,864
2,550	BARRA, Inc.*	103,479
4,100	DST Systems, Inc.*	216,070
11,700	Electronic Data Systems Corp.	731,250
11,900	First Data Corp.	764,575
5,300	Moody’s Corp.	177,550
10,000	Omnicom Group, Inc.	860,000
900	TMP Worldwide, Inc.*	53,199
6,000	Viad Corp.	158,400
4,200	WebMD Corp.*	29,400
2,000	West Corp.*	44,020

		3,978,012

Internet – 2.5%
3,000	Amazon.com, Inc.*	42,450
47,700	AOL Time Warner, Inc.*	2,528,100
4,500	At Home Corp.*	9,630
1,100	CheckFree Corp.*	38,577
29	Cybear Group*	14
2,400	DoubleClick, Inc.*	33,504

Shares	Description	Value

Common Stocks – (continued)

Internet – (continued)
1,700	eBay, Inc.*	$ 116,433
3,500	Exodus Communications, Inc.*	7,210
1,300	HomeStore.com, Inc.*	45,448
600	Internet Security Systems, Inc.*	29,136
1,600	Interwoven, Inc.*	27,040
100	Macromedia, Inc.*	1,800
600	Netegrity, Inc.*	18,000
500	Openwave Systems, Inc.*	17,350
5,900	QUALCOMM, Inc.*	345,032
1,000	Retek, Inc.*	47,940
35,900	Safeguard Scientifics, Inc.*	184,526
2,707	VeriSign, Inc.*	162,447
2,400	Yahoo!, Inc.*	47,976

		3,702,613

Leisure – 1.1%
9,300	Callaway Golf Co.	146,940
15,600	Harley-Davidson, Inc.	734,448
7,000	International Game Technology*	439,250
6,400	Polaris Industries, Inc.	293,120

		1,613,758

Life Insurance – 0.9%
1,400	American General Corp.	65,030
4,800	MetLife, Inc.	148,704
21,800	Nationwide Financial Services, Inc.	951,570
2,400	StanCorp Financial Group, Inc.	113,736

		1,279,040

Media – 2.4%
91,700	AT&T Corp.-Liberty Media Corp.*	1,603,833
1,900	Chris-Craft Industries, Inc.	135,660
19,600	Comcast Corp.*	850,640
4,400	Cox Communications, Inc.*	194,920
5,100	EchoStar Communications Corp.*	165,342
24,500	General Motors Corp. Class H*	496,125
6,000	USA Networks, Inc. Class B*	169,140

		3,615,660

Medical Products – 3.2%
23,500	Abbott Laboratories	1,128,235
21,600	Baxter International, Inc.	1,058,400
1,000	Becton, Dickinson & Co.	35,790
10,200	Henry Schein, Inc.*	390,150
25,800	Johnson & Johnson	1,290,000
3,400	Medtronic, Inc.	156,434
4,300	Patterson Dental Co.*	141,900
2,800	ResMed, Inc.*	141,540
7,300	Stryker Corp.	400,405
2,900	Waters Corp.*	80,069

		4,822,923

Medical Providers – 1.0%
400	HCA-The Healthcare Corp.	18,076
14,100	Humana, Inc.*	138,885
8,600	PacifiCare Health Systems, Inc.*	140,180

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Medical Providers – (continued)
6,900	Rightchoice Managed Care, Inc.*	$ 306,360
13,800	UnitedHealth Group, Inc.	852,150

		1,455,651

Mining – 0.9%
4,600	Alcoa, Inc.	181,240
3,000	Ball Corp.	142,680
13,700	Cleveland-Cliffs, Inc.	253,450
18,400	Inco Ltd.*	317,584
20,200	Massey Energy Co.	399,152

		1,294,106

Motor Vehicle – 1.6%
24,300	General Motors Corp.	1,563,705
11,100	Johnson Controls, Inc.	804,417

		2,368,122

Oil Refining – 0.8%
3,800	Sunoco, Inc.	139,194
6,500	Texaco, Inc.	432,900
1,200	Ultramar Diamond Shamrock Corp.	56,700
17,000	USX-Marathon Group	501,670

		1,130,464

Oil Services – 0.1%
3,400	BJ Services Co.*	96,492

Property Insurance – 2.9%
11,200	Allstate Corp.	492,688
14,550	American International Group, Inc.	1,251,300
2,000	American National Insurance Co.	149,500
23,600	CNA Financial Corp.*	931,020
1,000	Everest Re Group, Ltd.	74,800
1,300	Fidelity National Financial, Inc.	31,941
18,100	Loews Corp.	1,166,183
1,100	Progressive Corporation Ohio	148,709
1,900	The Hartford Financial Services Group, Inc.	129,960

		4,376,101

Publishing – 0.2%
3,000	Pulitzer, Inc.	158,400
2,000	Quebecor World	50,560
1,200	Scholastic Corp.*	50,520

		259,480

Railroads – 0.7%
3,300	Canadian National Railway Co.	133,650
19,000	CSX Corp.	688,560
12,000	Kansas City Southern Industries, Inc.*	189,600

		1,011,810

Restaurants – 0.0%
2,400	Brinker International, Inc.*	62,040

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – 2.8%
4,000	BlackRock, Inc.*	$ 137,160
4,100	E*TRADE Group, Inc.*	26,445
10,800	John Hancock Financial Services, Inc.	434,808
17,000	Lehman Brothers Holdings, Inc.	1,321,750
27,200	Merrill Lynch & Co., Inc.	1,611,600
8,900	SEI Investments Co.	421,860
12,200	The Charles Schwab Corp.	186,660

		4,140,283

Semiconductors – 3.2%
3,200	Analog Devices, Inc.*	138,400
10,900	Atmel Corp.*	147,041
10,900	Avnet, Inc.	244,378
2,500	Broadcom Corp.*	106,900
3,400	Electro Scientific Industries, Inc.*	129,540
69,300	Intel Corp.	2,027,025
4,200	International Rectifier Corp.*	143,220
6,600	Linear Technology Corp.	291,852
4,000	Maxim Integrated Products, Inc.*	176,840
6,100	Micron Technology, Inc.*	250,710
4,600	NVIDIA Corp.*	426,650
800	QLogic Corp.*	51,560
1,900	RF Micro Devices, Inc.*	50,920
8,200	Texas Instruments, Inc.	258,300
9,200	Xilinx, Inc.*	379,408

		4,822,744

Specialty Retail – 2.1%
4,600	Best Buy Co., Inc.*	292,192
2,700	CVS Corp.	104,220
4,400	Krispy Kreme Doughnuts, Inc.*	176,000
2,500	Lowes Co., Inc.	181,375
31,400	The Home Depot, Inc.	1,461,670
5,600	Toys “R” Us, Inc.*	138,600
20,800	Walgreen Co.	710,320

		3,064,377

Telephone – 4.9%
42,200	AT&T Corp.*	928,400
11,200	BCE, Inc.	294,560
12,500	BellSouth Corp.	503,375
7,000	Broadwing, Inc.*	171,150
2,100	Level 3 Communications, Inc.*	11,529
14,700	Qwest Communications International, Inc	468,489
32,500	SBC Communications, Inc.	1,301,950
53,400	Verizon Communications, Inc.	2,856,900
20,000	Williams Communications Group, Inc.*	59,000
43,400	WorldCom, Inc.	616,280
1,736	WorldCom, Inc.-MCI Group*	27,950

		7,239,583

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
June 30, 2001 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Thrifts – 0.6%
6,800	Golden West Financial Corp.	$ 436,832
11,550	Washington Mutual, Inc.	433,702

		870,534

Tobacco – 1.1%
22,700	Philip Morris Cos., Inc.	1,152,025
8,400	R.J. Reynolds Tobacco Holdings, Inc.	458,640
2,300	Universal Corp.	91,218

		1,701,883

Wireless – 0.8%
6,600	3Com Corp.	31,350
2,500	ALLTEL Corp.	153,150
6,500	AT&T Wireless Group*	106,275
13,400	Sprint Corp. (PCS Group)*	323,610
2,400	Telephone & Data Systems, Inc.	261,000
4,300	United States Cellular Corp.*	247,895

		1,123,280

TOTAL COMMON STOCKS
(Cost $137,067,308)		$144,373,125

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 0.8%

Joint Repurchase Agreement Account^
$1,200,000	4.11%	07/02/2001	$ 1,200,000

TOTAL REPURCHASE AGREEMENT
(Cost $1,200,000)			$ 1,200,000

TOTAL INVESTMENTS
(Cost $138,267,308)			$145,573,125

* Non-income producing security.
^ Joint repurchase agreement was entered into on June 29, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

10           The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

Assets:

Investment in securities, at value (identified cost $138,267,308)	$145,573,125
Cash(a)	2,373,817
Receivables:
Fund shares sold	684,530
Dividends and interest	84,042
Reimbursement from adviser	24,833
Variation margin	14,100
Other assets	173

Total assets	148,754,620

Liabilities:

Payables:
Amounts owed to affiliates	186,532
Fund shares repurchased	20,435
Accrued expenses and other liabilities	78,993

Total liabilities	285,960

Net Assets:

Paid-in capital	168,491,579
Undistributed net investment income	3,206
Accumulated net realized loss on investment transactions	(27,272,232)
Net unrealized gain on investments	7,246,107

NET ASSETS	$148,468,660

Net asset value, offering and redemption price per share:(b)
Class A	$8.34
Class B	$8.28
Class C	$8.26
Institutional	$8.39
Service	$8.33

Shares outstanding:
Class A	7,860,235
Class B	4,622,129
Class C	4,225,001
Institutional	1,067,264
Service	94,286

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	17,868,915

(a)	Includes restricted cash of $2,215,000 relating to initial margin requirements on futures transactions.
(b)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $8.83. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

Investment income:

Dividends(a)	$ 703,395
Interest	76,742

Total income	780,137

Expenses:

Management fees	506,157
Distribution and Service fees(b)	403,118
Transfer Agent fees(c)	121,267
Custodian fees	72,206
Registration fees	53,678
Professional fees	20,207
Trustee fees	5,456
Service Share fees	1,909
Other	68,680

Total expenses	1,252,678

Less — expense reductions	(183,784)

Net expenses	1,068,894

NET INVESTMENT LOSS	(288,757)

Realized and unrealized gain (loss) on investment and futures transactions:

Net realized loss from:
Investment transactions	(13,545,147)
Futures transactions	(442,267)
Net change in unrealized gain on:
Investments	5,200,659
Futures	(61,955)

Net realized and unrealized loss on investment and futures transactions	(8,848,710)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (9,137,467)

(a)	Taxes withheld on dividends were $849.
(b)	Class A, Class B and Class C had Distribution and Service fees of $75,121, $177,234 and $150,763, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $57,092, $33,674, $28,645, $1,703 and $153, respectively.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Changes in Net Assets
For the Six Months Ended June 30, 2001 (Unaudited)

From operations:

Net investment loss	$ (288,757)
Net realized loss on investment and futures transactions	(13,987,414)
Net change in unrealized gain on investments and futures	5,138,704

Net decrease in net assets resulting from operations	(9,137,467)

From share transactions:

Proceeds from sales of shares	46,687,799
Cost of shares repurchased	(25,975,325)

Net increase in net assets resulting from share transactions	20,712,474

TOTAL INCREASE	11,575,007

Net assets:

Beginning of period	136,893,653

End of period	$148,468,660

Undistributed net investment income	$ 3,206

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Changes in Net Assets
For the Period Ended December 31, 2000(a)

From operations:

Net investment income	$ 240,435
Net realized loss on investment, futures and foreign currency related transactions	(13,284,803)
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	2,107,403

Net decrease in net assets resulting from operations	(10,936,965)

From share transactions:

Proceeds from sales of shares	166,828,077
Cost of shares repurchased	(18,997,459)

Net increase in net assets resulting from share transactions	147,830,618

TOTAL INCREASE	136,893,653

Net assets:

Beginning of period	—

End of period	$136,893,653

Undistributed net investment income	$ 291,963

(a)	Commencement of operations was April 3, 2000.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements
June 30, 2001 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs CORE Tax-Managed Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

         Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

         Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro-rata basis depending upon the nature of the expense.

         Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

         The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

         The Fund had approximately $4,726,700 at December 31, 2000 of capital loss carryforward expiring in 2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

         At June 30, 2001, the aggregate cost of portfolio securities for U.S. federal income tax purposes was $138,267,316. Accordingly, the gross unrealized gain on investments was $13,115,711 and the gross unrealized loss was $5,809,902 resulting in a net unrealized gain of $7,305,809.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“the Agreement”) Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.

         Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .05% of the average daily net assets of the Fund. For the six months ended June 30, 2001, GSAM reimbursed approximately $182,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the six months ended June 30, 2001, the Custody fees were reduced by approximately $2,000 under such arrangements.

         Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $83,000 for the six months ended June 30, 2001.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

3. AGREEMENTS (continued)

         The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

         The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service Shares.

         Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

At June 30, 2001, the Fund owed approximately $91,000, $74,000 and $22,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the period ended June 30, 2001, were $80,464,301 and $62,192,974, respectively.
For the period ended June 30, 2001, Goldman Sachs earned approximately $1,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, or seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange.

         Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

         The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

At June 30, 2001, the following futures contract was open:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Loss

S&P 500 Index	1	September 2001	$3,695,100	$(59,710)

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

         At June 30, 2001, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $1,200,000 in principal amount. At June 30, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$ 500,000,000	4.14%	07/02/01	$ 500,000,000	$ 500,172,500

Barclays Capital, Inc.	1,000,000,000	4.12	07/02/01	1,000,000,000	1,000,343,333

Bear Stearns Companies, Inc.	1,000,000,000	4.12	07/02/01	1,000,000,000	1,000,343,333

Chase Securities, Inc.	2,000,000,000	4.10	07/02/01	2,000,000,000	2,000,683,333

Credit Suisse First Boston Corp.	1,000,000,000	4.10	07/02/01	1,000,000,000	1,000,341,667

Greenwich Capital Markets	100,000,000	4.10	07/02/01	100,000,000	100,034,167

Lehman Brothers	1,000,000,000	4.10	07/02/01	1,000,000,000	1,000,341,667

Salomon Smith Barney Holdings, Inc.	1,000,000,000	4.10	07/02/01	1,000,000,000	1,000,341,667

UBS Warburg LLC	1,399,500,000	4.12	07/02/01	1,399,500,000	1,399,980,495

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$8,999,500,000	$9,002,582,162

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended June 30, 2001, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
June 30, 2001 (Unaudited)

7. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2001 (Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	2,244,847	$19,067,710
Shares repurchased	(1,595,393)	(13,913,710)

	649,454	5,154,000

Class B Shares
Shares sold	999,478	8,405,630
Shares repurchased	(262,092)	(2,193,320)

	737,386	6,212,310

Class C Shares
Shares sold	1,619,147	13,638,571
Shares repurchased	(282,874)	(2,305,802)

	1,336,273	11,332,769

Institutional Shares
Shares sold	595,800	5,193,388
Shares repurchased	(843,948)	(7,485,934)

	(248,148)	(2,292,546)

Service Shares
Shares sold	43,814	382,500
Shares repurchased	(9,195)	(76,559)

	34,619	305,941

NET INCREASE	2,509,584	$20,712,474

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

	For the Period Ended December 31, 2000(a)

	Shares	Dollars

Class A Shares
Shares sold	7,605,643	$ 72,622,224
Shares repurchased	(394,862)	(3,615,932)

	7,210,781	69,006,292

Class B Shares
Shares sold	4,027,788	38,690,283
Shares repurchased	(143,045)	(1,331,151)

	3,884,743	37,359,132

Class C Shares
Shares sold	3,180,745	30,668,307
Shares repurchased	(292,017)	(2,692,446)

	2,888,728	27,975,861

Institutional Shares
Shares sold	2,457,043	24,301,763
Shares repurchased	(1,141,631)	(11,357,930)

	1,315,412	12,943,833

Service Shares
Shares sold	59,667	545,500
Shares repurchased	—	—

	59,667	545,500

NET INCREASE	15,359,331	$147,830,618

(a)	Commencement of operations was April 3, 2000 for all classes.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each period

		Income (loss) from investment operations
	Net asset value, beginning of period	Net investment income (loss)(c)	Net realized and unrealized loss	Total from investment operations	Net asset value, end of period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2001 - Class A Shares	$ 8.93	$ —	$(0.59)	$(0.59)	$8.34
2001 - Class B Shares	8.89	(0.03)	(0.58)	(0.61)	8.28
2001 - Class C Shares	8.88	(0.03)	(0.59)	(0.62)	8.26
2001 - Institutional Shares	8.96	0.01	(0.58)	(0.57)	8.39
2001 - Service Shares	8.93	(0.01)	(0.59)	(0.60)	8.33

FOR THE PERIOD ENDED DECEMBER 31,

2000 - Class A Shares (commenced April 3)	10.00	0.04	(1.11)	(1.07)	8.93
2000 - Class B Shares (commenced April 3)	10.00	—	(1.11)	(1.11)	8.89
2000 - Class C Shares (commenced April 3)	10.00	—	(1.12)	(1.12)	8.88
2000 - Institutional Shares (commenced April 3)	10.00	0.13	(1.17)	(1.04)	8.96
2000 - Service Shares (commenced April 3)	10.00	0.06	(1.13)	(1.07)	8.93

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Annualized
(c)	Calculated based on the average shares outstanding methodology.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

				Ratios assuming no expense reductions
Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets(b)	Ratio of net investment income (loss) to average net assets(b)	Ratio of expenses to average net assets(b)	Ratio of net investment income (loss) to average net assets(b)	Portfolio turnover rate

(6.61)%	$65,587	1.24%	(0.09)%	1.51%	(0.36)%	47%
(6.86)	38,253	1.99	(0.84)	2.26	(1.11)	47
(6.98)	34,892	1.99	(0.84)	2.26	(1.11)	47
(6.36)	8,951	0.84	0.32	1.11	0.05	47
(6.72)	786	1.34	(0.19)	1.61	(0.46)	47

(10.70)	64,396	1.24	0.63	2.03	(0.16)	77
(11.10)	34,538	1.99	(0.03)	2.78	(0.82)	77
(11.20)	25,640	1.99	(0.05)	2.78	(0.84)	77
(10.40)	11,787	0.84	1.87	1.63	1.08	77
(10.70)	533	1.34	0.94	2.13	0.15	77

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion as of June 30, 2001, in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1] An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

*Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
Mary Hoppa, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN SACHS

Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund may participate in the Initial Public Offer (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total return may not be as significant.

Of course, no assurance can be offered that the Fund's tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the fund to shareholders. Because the Fund's tax-managed strategies may overlap them to some extent, the Fund is not a suitable investment for IRAs or other tax-exempt or tax-deferred accounts. Potential investors are strongly encouraged to consult with their tax advisors to determine whether a tax-managed product is suitable for their investment portfolio.

CORE[SM] is a service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: August 31, 2001

01-1307 / CORETXSAR / 6.7K / 8-01